FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 06, 2008

General Red International, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-50471	75-2524355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
0174-Citrus Fruits	0001185218
(Standard Industrial Classification)	(Central Index Key)

Suite 1501, Plaza B, Jianwai SOHU
No. 39, Eastern Three Ring Middle Road
Chaoyang District, Beijing, China
Postal Code: 100020
(Address of principal executive offices, including zip code)

86-10-58699681

(Registrant’s telephone number, including area code)

86-10-58699621
(Registrant’s facsimile number, including area code)

Copy of Communication to:
Bernard & Yam, LLP
Attention: Man Yam, Esq.
401 Broadway Suite 1708
New York, NY 10013
Phone: 212-219-7783
Fax: 212-219-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On this Form 8-K current report, the registrant, General Red International, Inc. (formerly “Paradise Tan, Inc”), is hereinafter referred as "we", or "Company".

Item 4.01 Change in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm

On January 15, 2009, the Board of the Company officially terminated the engagement of Bongiovanni & Associates (“Bongiovanni & Associates”) as Company’s independent registered public accounting firm. Since 2006, the Company has ceased to consult with Bongioanni and Associates on any accounting and auditing matter and neither did Bongiovanni & Associates provide any accounting and auditing services to the Company. On December 04, 2008, Bongiovanni & Associates submitted a letter to the Securities and Exchange Commission to indicate that it was not the independent registered public accounting firm for the Company.

Bongiovanni & Associates prepared the Company’s audited financial statements for the year ended December 31, 2002, December 31, 2003 and December 31, 2004; reviewed the Company’s unaudited financial statements for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005.

The financial statements that Bongiovanni & Associates prepared and reviewed did not contain any adverse opinion or a disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope or accounting principles. At no time during the period through the date of termination, January 15, 2009, that Bongiovanni & Associates was the Company's certifying accountants were there any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Bongiovanni & Associates, would have caused Bongiovanni & Associates to make reference to the subject matter of such disagreements in connection with its report on the Company's financial statements.

The Company provided Bongiovanni & Associates with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Bongiovanni & Associates furnish a letter addressed to the Commission stating whether or not Bongiovanni & Associates agrees with the statements noted above. However, Bongiovanni & Associates refused to provide such letter.

(b) New independent registered public accounting firm

On May 06, 2008, the Company’s Board approves the engagement of Pollard & Kelley Auditing Services, Inc. (“Pollard & Kelley”) as Company’s independent registered public accounting firm. During the Company's most recent fiscal years and the interim period through the date of this report, neither the Company nor anyone on its behalf has consulted with Pollard & Kelley regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

From May 06, 2008 (the engagement date of Pollard & Kelley) to the date of this report, Pollard & Kelley has prepared the audited financial statements for the fiscal years ended December 31, 2005, 2006 and 2007 and has started to review the quarterly reports for fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007, June 30, 2007, and September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2009	General Red International, Inc.

/s/Xingping Hou
Xingping Hou
President, Chairman of the Board